UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

______________________________________________________________

FORM 8-K

______________________________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 15, 2015
ASHLAND INC.
(Exact name of registrant as specified in its charter)

Kentucky
(State or other jurisdiction of incorporation)

1-32532	20-0865835
(Commission File Number)	(I.R.S. Employer Identification No.)

50 E. RiverCenter Boulevard
P.O. Box 391
Covington, Kentucky 41012-0391
Registrant’s telephone number, including area code (859) 815-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Equity Grants

On July 15, 2015, the Personnel & Compensation Committee (the “Committee”) of Ashland Inc. (“Ashland” or the “Company”) granted equity awards in the form of Restricted Shares of Common Stock (“Restricted Shares”) to the following Named Executive Officers of the Company in the amounts and vesting schedules indicated below:

1.	Luis Fernandez-Moreno - An award of 8,000 Restricted Shares, with all Restricted Shares vesting on the third anniversary of the award; and

2.	Samuel J. Mitchell- An award of 8,000 Restricted Shares, with all Restricted Shares vesting on the third anniversary of the award.

The awards were granted by the Committee under the Amended and Restated 2015 Ashland Inc. Incentive Plan and pursuant to a double-trigger award agreement, as described below.

Amended and Restated 2015 Ashland Inc. Incentive Plan

On July 15, 2015, the Committee approved an Amended and Restated 2015 Ashland Inc. Incentive Plan (the “Amended and Restated Incentive Plan”), which provides for the Committee to have the option to grant awards under the Amended and Restated Incentive Plan with double-trigger change in control provisions set forth in an award agreement. The default under the Amended and Restated Incentive Plan is a single-trigger change in control provision.  In connection with this amendment, the Committee also approved forms of the award agreements containing the double-trigger change in control provision (the “Double-Trigger Award Agreements”).

The above description of the Amended and Restated Incentive Plan and the Double-Trigger Award Agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amended and Restated Incentive Plan and the Double-Trigger Award Agreements, which are filed hereto as Exhibits 10.1 and 10.2 - 10.7, respectively, and are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d)    Exhibits

Exhibits	Description

10.1	Amended and Restated 2015 Ashland Inc. Incentive Plan.

10.2	Form of Restricted Stock Award Agreement (Double-Trigger Form).

10.3	Form of Restricted Stock Unit Award Agreement (Double-Trigger Form).

10.4	Form of Stock Appreciation Rights Award Agreement (Double-Trigger Form).

10.5	Form of Performance Unit (LTIP) Award Agreement (Double-Trigger Form).

10.6	Form of Performance Unit (LTIP) Award Agreement (Double-Trigger Form) (International).

10.7	Form of Restricted Stock Equivalent Agreement (Double-Trigger Form).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHLAND INC.
(Registrant)

July 20, 2015	/s/ Peter J. Ganz
Peter J. Ganz
Senior Vice President, General Counsel and Secretary

EXHIBITS INDEX

Exhibits	Description

10.1	Amended and Restated 2015 Ashland Inc. Incentive Plan.

10.2	Form of Restricted Stock Award Agreement (Double-Trigger Form).

10.3	Form of Restricted Stock Unit Award Agreement (Double-Trigger Form).

10.4	Form of Stock Appreciation Rights Award Agreement (Double-Trigger Form).

10.5	Form of Performance Unit (LTIP) Award Agreement (Double-Trigger Form).

10.6	Form of Performance Unit (LTIP) Award Agreement (Double-Trigger Form) (International).

10.7	Form of Restricted Stock Equivalent Agreement (Double-Trigger Form).